Exhibit 99.2

Rock Energy Resources Corporate Presentation June 2008

This presentation contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. In addition to the risks and uncertainties discussed above you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission. The forward-looking statements contained in this presentation represent our judgment as of today’s date and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. In light of these risks and uncertainties, the forwardlooking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Safe Harbor Statement

Who We Are: WE ARE a publicly listed and resource base focused company active in two world class oil development projects with a known resource base of over two billion barrels of oil in place. WE ARE executing on our plan of development in a manner consistent with our goal of continually accreting net asset value per share and the cash flows attendant thereto for all our shareholders.

Who We Are: WE ARE continuing to expand our resource base with proven technologies implemented by our highly talented strategic alliance operations partner. WE ARE balancing this growth in our oil resource base with the development of our portfolio of Wilcox natural gas projects.

Corporate Highlights Independent oil and gas E&P company headquartered in Houston, Texas Strong Management and Board of Directors Pending American Stock Exchange listing

Corporate Highlights Focused on capturing: Oil reserves from the diatomite in California • Oil in place totals over 2 billion barrels • Proven technology for extraction • Target recoveries of 20%+ of the oil in place Gas reserves from the Wilcox in Texas • Gas in place could exceed 250 billion cubic feet

Capturing the Resource Base Two Domestic Onshore Oil Projects Orcutt Field NW Casmalia Field Known Deposits Exceed Two Billion Barrels of Oil in Place Northern Santa Barbara County, California Two concurrent field developments 12,000 +acres of leases Proven Cyclic Steam Recovery Technology Over 150,000 BOPD Steamed Diatomite Production in California and rising rapidly Full cycle development costs less than $12 per barrel

What is Diatomite? Shallow less than 2,000 feet Formation Thickness 600 – 1,400 feet Porosity: 50 – 60% Oil Saturation: 40 – 50% Cyclic Steam Recovery Process (20%) Line Drive Steam Process Additional 20%

What are Diatomite Economics? ( $ per barrel) Posted Prices As of May 20, 2008: $100+ (Gravity Varies) Estimated Unit Costs – Steaming Costs <$12 – Lease OP Costs <$9 – CAPEX <$10

CALIFORNIA PROJECTS CASMALIA AND ORCUTT Strategic Partner: Santa Maria Pacific, LLC Potential 2.5 billion barrels of oil in place

Our Orcutt Project 4,000 Acre Leasehold Both Monterey and Diatomite Production 240 BOPD Monterey Production Steaming Operations in Diatomite Commenced 5/08

Orcutt Project – Monterey Production 4.5% working interest; earning up to 20% 100 year production history 240 BOPD from existing well bores Horizontal drilling potential Future water flood potential Proved remaining oil = 9.1 million barrels Gaffney, Cline-based 3P reserves net to Rock Energy (Monterey Formation Only) - $93.2 Million Future Net Revenues - $39.9 Million SEC 10% Net Present Value

Orcutt Project – Diatomite Resource Base Recovery rates • Management target = 20% • Chevron analog = 30%+ Steaming operations commenced May 2008 Full build-out on proven acreage only -- 1200 wells

Orcutt Orcutt Project Project – Diatomite Resource Base Recovery rates • Management target = 20% • Chevron analog = 30%+ Steaming operations commenced May 2008 Full build-out on proven acreage only -- 1200 wells

NW Casmalia Project July 1, 2008 option exercise for 10% working interest Earn up to 20% working interest by January 1, 2009 Green field development 8,000 acre leasehold 400 acres proven 800 acres probable 400 acres possible

NW Casmalia Project 1.35 billion barrels of oil in place Substantial infrastructure in place Commence steaming operations Q3/08

Our Wilcox Projects Prolific South Texas Gas Trend Garwood Field Bob West Prospect TEXAS PROJECT GARWOOD Potential up to 40 BCF TEXAS PROSPECT BOB WEST SOUTH Potential up to 250 BCF 3.5 – 8 BCF Per Well of Natural Gas Reserves

Our Wilcox Projects Garwood Field 1,650 acres Colorado County 100% working interest 3P reserves = 40BCF 2008 Budget : $2 million development

Our Wilcox Projects Bob West Prospect 1,110 acres Starr County 100% working interest Discovery potential = 250 BCF Up-Dip to proven well control 2008/2009 Budget = $7 million exploration Targeted F and D costs = $0.80/MCF

Management Team Rocky Emery – Founder, Chairman and Chief Executive Officer & Director Established track record of building businesses to exploit opportunities in the market; formulated Company strategy to acquire and develop properties in the U.S.; 12+ years experience in the Capital Markets; UBS/PaineWebber; managed billions in assets. Tom Elliott – President & Chief Operating Officer & Director Noted industry leader with 30+ years executive experience in corporate development and oil and gas exploration and production; more than 300 well completions into the Wilcox in South Texas. Mark Harrington – Vice Chairman of the Board 30+ year career focused nearly exclusively on anticipating and capitalizing on key energy market dynamics; former Wall Street energy analyst; venture capitalist/incubator of numerous successful energy companies; chief executive of several private and publicly-listed U.S. and Canadian oil and gas companies; noted author; featured on CNBC, Canada AM, Dow Jones News and Bloomberg. Allan Smedstad – Chief Financial Officer 35+ years accounting, tax and independent audit experience.

Board of Directors Terrence J. Dunne - Director Former President of Rock Energy Partners, LLC. Tim Lindsay - Director Interim President and CEO of Daybreak Oil and Gas Corporation; 30+ years technical and executive leadership expertise in global exploration, production, technology and business development. J.D. McGraw - Director Vice Chairman of the Board of Nova Biosource Fuels; 25-years experience in all stages of business development from start-ups to large-scale roll-ups. William F. Mosley – Director Founder and President of W.F. Mosley, Inc., an independent accounting firm. Hobart Teneff – Director Former President and CEO of predecessor company, Hanover Gold Company, Inc. Stephen J. Warner – Director Co-founder and partner of Crossbow Ventures, a private equity firm; former Managing Director of Commonwealth Associates; and former President of Merrill Lynch Venture Capital.

Key Resource Base Project Development Partners Michael Prats – Director, Santa Maria Pacific Industry icon and holder of several patents in oil recovery techniques; worked 40 years with Shell Oil in production research and development; wrote the SPE Monograph on thermal oil recovery; has been integral in the development of technology for Thermal Recovery. Ramon Elias – President, Santa Maria Pacific Industry leader who began his career at Getty Oil (Texaco); holds patents on the production of heavy oil from shallow formations; expert in the steaming techniques vital to oil recovery involving Diatomite.

Compelling Growth Dynamics: Compelling Growth Dynamics: Our Two World Class Resource Projects Our Two World Class Resource Projects Constant value accretion from our resource base: Increasing our economic interests to 20% from 4.5% Establishing and increasing proved reserves and associated cash flows: Orcutt field development NW Casmalia field development

Compelling Growth Dynamics: Our Two World Class Resource Projects Expanding known proved reserve field limits Improving cyclic team recovery rates to chevron experience of 30% from initial 20% target Implementing line drive steam recovery to increment recoveries a further 20%

Compelling Growth Dynamics: Wilcox Gas Projects Develop low risk Garwood opportunities to build corporate cash flows Manage risk on high impact Bob West Prospect

Compelling Growth Dynamics : Managing Our Capital Structure $40 million equity placement completed/awaiting registration to trigger funding Complete $10-$15 million of acceleration capital by June 30, 2008 Elevate cash flows to support conventional borrowing base

Market Snapshot Symbol: RCKE Exchange: OTC Bulletin Board* Shares Outstanding: 71.55 Million Approximate Float: 4.65 Million Insider Ownership: 87% 52 Week Hi/Lo: $4.00/$0.72 Recent Price: $3.15 Market Capitalization: $225 Million Fiscal Year-End: Dec 31 * Listing application submitted to AMEX in March 2008

Rock Energy Resources, Inc. www.rockenergypartners.com 10375 Richmond, Suite 2100 Houston, Texas 77042 713-954-3600